Exhibit 10.2(a)

FIRST LIEN SECURITY AGREEMENT SUPPLEMENT

August 22, 2014

Reference is hereby made to that certain First Lien Security Agreement, dated as of July 25, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Security Agreement”) among Advantage Sales & Marketing Inc. (as successor-in-interest to Karman Buyer Corp.), a Delaware corporation (the “Borrower”), Karman Intermediate Corp., a Delaware corporation, the Subsidiary Guarantors party thereto and Bank of America, N.A., as Collateral Agent. Unless otherwise defined herein, capitalized terms defined in the First Lien Security Agreement Agreement and used herein shall have the meanings given to them in the First Lien Security Agreement.

The undersigned, in his capacity as a Responsible Officer of Borrower, hereby certifies, on behalf of Borrower and not in his individual or personal capacity and without personal liability, that, as of the date hereof, the information below, in addition to information delivered to the the Collateral Agent on or prior to the date hereof supplements certain information described in the First Lien Security Agreement delivered on the Closing Date:

SUPPLEMENT TO SCHEDULE II TO SECURITY AGREEMENT

PLEDGED EQUITY; PLEDGED DEBT

Grantor	Current Legal Owned Entities	Type of Organization	Certificate No.	No. of Shares/Interest Issued	No. Shares/ Interest Owned	Percent of Owned Interest Pledged
Advantage Sales & Marketing Inc.	Advantage Consumer Healthcare LLC	Limited Liability Company	N/A	N/A	100%	100%

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Security Agreement Supplement to be executed as of the date first above written by its officer thereunto duly authorized.

ADVANTAGE SALES & MARKETING, INC.

By:	/s/ Robert Murray
Name:	Robert Murray
Title:	Treasurer